Exhibit 10.6

FIFTEENTH AMENDMENT
Dated as of May 17, 2017
to the
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of August 31, 2012

This FIFTEENTH AMENDMENT (this “Amendment”) dated as of May 17, 2017 is entered into among ASHLAND LLC f/k/a Ashland Inc., a Kentucky limited liability company (“Ashland” or “Master Servicer”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, and THE BANK OF NOVA SCOTIA (“Agent” or “Scotiabank”), as agent for the Investors.
RECITALS
WHEREAS, the parties hereto have entered into that certain Transfer and Administration Agreement, dated as of August 31, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”); and
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Definitions.
All capitalized terms not otherwise defined herein are used as defined in the Agreement.
SECTION 2.    Amendment to the Agreement. The Agreement is hereby amended as follows:
(a)    The definition of “Ashland Credit Agreement” set forth in Section 1.1 of the Agreement is amended by replacing the date “June 23, 2015” where it appears therein with the date “May 17, 2017”.
(b)    Clause (a) of the definition of “Change of Control” set forth in Section 1.1 of the Agreement is amended by deleting the parenthetical “(other than the Liens granted to secure obligations under the Ashland Credit Agreement)” where it appears therein.
(c)    The definition of “Guarantee” set forth in Section 1.1 of the Agreement is restated as follows:
“Guarantee” means, with respect to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.
(d)    Article IV of the Agreement is hereby amended by adding a new Section 4.2, which shall read as follows:
SECTION 4.2        Representations and Warranties of the SPV, Originators and the Initial Master Servicer; Permitted Receivables Facility.  Each of the SPV, each Originator and the initial Master Servicer represents and warrants to the Agent, each Managing Agent, the Administrators, the Investors and the other Secured Parties, as to itself only, that, on the Closing Date, on each Investment Date, on each L/C Issuance Date and on each date of Reinvestment, that the transactions contemplated by this Agreement and the Transaction Documents constitute a “Permitted Receivables Facility” under and as defined in the Ashland Credit Agreement.
(e)    Article VI of the Agreement is hereby amended by adding a new Section 6.4, which shall read as follows:
SECTION 6.4        Affirmative Covenants of the Originators and Master Servicer; Permitted Receivables Facility.  At all times from the date hereof to the Final Payout Date, unless the Majority Investors shall otherwise consent in writing, each Originator and the Master Servicer shall cause the transactions contemplated by this Agreement and the Transaction Documents to constitute a “Permitted Receivables Facility” under and as defined in the Ashland Credit Agreement.

SECTION 3.    Representations and Warranties. Each of Ashland, each Originator and the SPV, as to itself, hereby represents and warrants to each of the other parties hereto as follows:
(a)    after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Potential Termination Event shall exist;
(b)    the representations and warranties of such Person set forth in the Transaction Documents to which it is a party (as amended hereby) are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and
(c)    this Amendment constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 4.    Effectiveness. This Amendment shall become effective as of the date first above written upon receipt by the Agent of counterparts of this Amendment duly executed by each of the parties hereto.
SECTION 5.    Reference to the Effect on the Transaction Documents.
(a)    On and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement, and each reference in each of the other Transaction Documents to “the Transfer and Administration Agreement” or “the TAA,” “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.
(b)    The Agreement and each of the related documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all aspects ratified and confirmed. The covenants and other obligations of the SPV, Master Servicer, and each Originator (each in any capacity) shall continue under the Transaction Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, any of the Investors or any Indemnified Party under the Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Agreement or any other Transaction Document.
SECTION 6.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
SECTION 7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE

STATE OF NEW YORK (INCLUDING SECTIONS 5-1401-1 AND 5-1401-2 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 8.    Transaction Document. This Amendment shall be deemed to be a Transaction Document for all purposes of the Agreement and each other Transaction Document.
SECTION 9.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.
SECTION 10.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
ASHLAND LLC

By: /s/ Eric N. Boni
Name: Eric N. Boni
Title: Vice President & Treasurer
ASHLAND SPECIALTY INGREDIENTS G.P.

By: /s/ Eric N. Boni
Name: Eric N. Boni
Title: Vice President-Finance

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Fifteenth Amendment to the TAA
(Ashland – CVG Capital III LLC)

CVG CAPITAL III LLC

By: /s/ William C. Whitaker
Name: William C. Whitaker
Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Fifteenth Amendment to the TAA
(Ashland – CVG Capital III LLC)

LIBERTY STREET FUNDING LLC, as a Conduit Investor and an Uncommitted Investor

By: /s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Fifteenth Amendment to the TAA
(Ashland – CVG Capital III LLC)

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor and an Uncommitted Investor

By: /s/ Michael Regan____________________
Name: Michael Regan
Title: Managing Director
By:_/s/ Sam Pilcer________________________
Name: Sam Pilcer
Title: Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Fifteenth Amendment to the TAA
(Ashland – CVG Capital III LLC)

THE BANK OF NOVA SCOTIA, as Agent, a Letter of Credit Issuer, a Committed Investor, a Managing Agent and an Administrator

By: /s/ Michael Grad
Name: Michael Grad
Title: Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Fifteenth Amendment to the TAA
(Ashland – CVG Capital III LLC)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Investor, a Managing Agent and an Administrator

By:_/s/ Michael Regan____________________
Name: Michael Regan
Title: Managing Director
By: /s/ Sam Pilcer_______________________
Name: Sam Pilcer
Title: Managing Director

Fifteenth Amendment to the TAA
(Ashland – CVG Capital III LLC)